                                                   Filed Pursuant to Rule 497(e)
                                                   Registration File No. 2-88543

                              [CLIPPER FUND LOGO]

                                   PROSPECTUS

                                   May 1, 2005
                         as supplemented January 9, 2006

This prospectus contains important information about the Fund. Before you invest, please read the prospectus carefully, paying particular attention to the risks involved. Keep the prospectus for future reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE
SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY
STATEMENT TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               Shares of the Fund:

--------------------------- ---------------------------- -----------------------
 Are Not a Bank Deposit        Are Not FDIC Insured          May Lose Value
--------------------------- ---------------------------- -----------------------

                                TABLE OF CONTENTS
                                   (continued)

         Dividends 18

RISK/RETURN SUMMARY

         The following is a summary of certain key information about Clipper
Fund, Inc. (the "Fund"). The Fund is an open-end management investment company.
You will find additional information about the Fund, including a more detailed description of the principal risks of an investment in the Fund, after this summary. Davis Selected Advisers, L.P. ("Davis" or the "Adviser") is the Fund's
investment adviser.

INVESTMENT OBJECTIVE

         The Fund seeks long-term capital growth and capital preservation.

PRINCIPAL INVESTMENT STRATEGIES

         VALUE INVESTING. The Adviser seeks to invest the Fund's assets primarily in common stocks of large companies (generally, companies with market capitalizations of $5 billion or more at the time of initial purchase) that are trading at prices below the Adviser's estimate of their intrinsic values. The
Adviser conducts extensive research to identify companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value. See "The Davis Investment Discipline."

         NON-DIVERSIFICATION. The Fund is non-diversified, which means the securities laws do not limit the percentage of its assets that it may invest in any one company. The Adviser believes that concentrating the Fund's portfolio in a select, limited number of securities allows the Adviser's best ideas to have a meaningful impact on the Fund's performance. Therefore, the Fund's portfolio generally contains between 15 and 35 securities rather than hundreds of securities; however, it may contain fewer than 15 securities or more than 35 securities if considered prudent and desirable by the Adviser.

         CASH POSITION. If the Adviser is unable to find investments it believes are selling at discounts to their intrinsic values, then, consistent with the
Fund's objective of capital preservation, a portion of the Fund's assets may be invested in cash or cash equivalents. In other words, the Fund may not always stay fully invested in stocks. As discussed further in "Fixed Income" below, the
Adviser may invest some or all of the Fund's cash position in fixed income securities.

         FIXED INCOME. During periods when the Adviser is unable to find stocks that meet its investment criteria, the Adviser may invest some or all of the
Fund's cash position in fixed income securities. These fixed income securities may range in maturity from very short term (12 months or less) to much longer term (30 years or more). A more complete description of the types of fixed income securities that the Fund may hold is included in the Fund's Statement of
Additional Information ("SAI"). You may request a copy of the SAI, free of charge, by calling (800) 432-2504 or visiting WWW.CLIPPERFUND.COM.

PRINCIPAL RISKS

     Although the Fund makes every effort to achieve its investment objective, there is no guarantee that it will do so, and you could lose money by investing in the Fund. The following are the principal risks of investing in the Fund.

         MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

         COMPANY RISK. The market values of common stock vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company's stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund's long-term performance.

         NON-DIVERSIFICATION RISK. While the Fund's strategy of concentrating its investments in a limited number of securities has the potential to generate attractive returns over time, it may increase the volatility of the Fund's investment performance as compared to funds that invest in a larger numbers of securities. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than if it had invested in a larger number of securities.

         NON-EQUITY RISK. When the Fund's investments in cash or other non-equity securities increase, the Fund may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks.

         FIXED INCOME RISK. Fixed income securities are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded. The
Fund could lose money if the issuers cannot meet their financial obligations or go bankrupt.

         INDUSTRY RISK. The Fund may invest in a group of related securities which decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are likely to react similarly to industry-specific market or economic developments. The Fund may at times have significant exposure to companies in a single industry. For example, the Fund may invest a significant portion of its assets in the financial services sector. Risks of investing in the financial services sector include: (i) Regulatory actions: financial services companies may suffer a setback if regulators change the rules under which they operate; (ii) Changes in interest rates: unstable interest rates, and/or rising interest rates, may have a disproportionate effect on the financial services sector; (iii)
Non-diversified loan portfolios: financial services companies whose securities the Fund purchases may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; and (iv) Competition: the financial services sector has become increasingly competitive.

         FOREIGN COUNTRY RISK. The Fund may invest up to 15% of its assets in companies operating, incorporated, or principally traded in foreign countries.
Investing in foreign countries involves risks that may cause the Fund's performance to be more volatile than it would be if we invested solely in the
United States. Foreign economies may not be as strong or as diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States. In addition, foreign capital markets may not be as well developed, so securities may be less liquid, transaction costs may be higher, and investments may be subject to government regulation. Securities issued by foreign companies are frequently denominated in foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. The Fund generally does not hedge its currency risk. When the value of a foreign currency declines against the U.S. dollar, the value of the Fund's shares will tend to decline.

         HEADLINE RISK. We conduct extensive research to identify companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value. We may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual report may disclose a weakness in internal controls, investors may question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. While we research companies subject to such contingencies, we cannot be correct every time, and the company's stock may never recover.

REDUCING RISK

         The Adviser attempts to reduce risk principally through diligent research into the operational and financial risks of the companies whose stock is held by the Fund. There is no assurance these attempts to reduce risk to the
Fund's portfolio will be successful.

WHO SHOULD INVEST

         The Fund's value strategy emphasizes investing for the long-term.
Therefore, the Fund is intended for investors with a long-term investment horizon. The Fund is not managed for short-term results and is not appropriate for short-term investors or those trying to "time" the market.

HISTORICAL PERFORMANCE

         The following tables provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year over a 10-year period and by showing how the Fund's average annual total returns for 1, 5, and 10 years and over the life of the Fund compare to the returns of a broad-based securities market index. Pacific Financial Research served as manager of the Fund from inception through December 31, 2005. Davis became the manager of the Fund on January 1, 2006. The Fund's past performance does not indicate how it will perform in the future.

                  CLIPPER FUND ANNUAL TOTAL RETURNS (1995-2004)

                           YEAR BY YEAR TOTAL RETURNS

            ------------------------------ ----------------------------
                        YEAR                         RETURN
            ------------------------------ ----------------------------
                        1995                          45.2%
            ------------------------------ ----------------------------
                        1996                          19.4%
            ------------------------------ ----------------------------
                        1997                          30.2%
            ------------------------------ ----------------------------
                        1998                          19.2%
            ------------------------------ ----------------------------
                        1999                          -2.0%
            ------------------------------ ----------------------------
                        2000                          37.4%
            ------------------------------ ----------------------------
                        2001                          10.3%
            ------------------------------ ----------------------------
                        2002                          -5.5%
            ------------------------------ ----------------------------
                        2003                          19.3%
            ------------------------------ ----------------------------
                        2004                           5.9%
            ------------------------------ ----------------------------

                        BEST AND WORST QUARTERLY RETURNS

            ------------------------------ ----------------------------
                     Best - 9/30/00                   16.2%
            ------------------------------ ----------------------------
                     Worst - 9/30/02                 -12.3%
            ------------------------------ ----------------------------

During the period shown in the bar chart, the highest quarterly return was 16.2%
(quarter ended September 30, 2000) and the lowest quarterly return was -12.3%
(quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS - (FOR THE PERIODS ENDED DECEMBER 31, 2004)

                                                                                                           SINCE
                                                                                                         INCEPTION
                                                                    1 YEAR      5 YEARS     10 YEARS     (2/29/84)
---------------------------------------------------------------------------------------------------------------------

CLIPPER FUND(SM)

   Return Before Taxes                                               5.9%        12.6%       16.9%         15.5%

   Return After Taxes on Distributions                               5.2%        11.0%       14.3%         12.9%

   Return After Taxes on Distributions and Sale of Fund Shares       4.5%        10.2%       13.7%         12.5%

S&P 500 INDEX                                                       10.9%        -2.3%       12.1%         13.2%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average annual total return measures annualized change while total return measures aggregate change.

The S&P 500 Index is an unmanaged total return index of 500 companies widely recognized as representative of the equity market in general. Index returns do not reflect deductions for fees, expenses or taxes. You cannot invest directly in an index.

FEES AND EXPENSES

         The following tables describe the fees and expenses you may pay if you buy, sell or hold shares of the Fund.

SHAREHOLDER FEES (paid directly from your investment)

----------------------------------------------------------------------------------------------------------------

Maximum Sales Charge (Load) Imposed on Purchases                                                       None

Maximum Deferred Sales Charge (Load)                                                                   None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions                    None

Redemption Fee                                                                                         None

ANNUAL FUND OPERATING EXPENSES (deducted from the Fund's assets)

----------------------------------------------------------------------------------------------------------------
Management Fee                                                                                       0.50%(1)

Distribution (12b-1) Fees                                                                              None

Other Expenses                                                                                       0.20%(2)

Total Annual Fund Operating Expenses                                                                 0.70%(2)

     1.   THE ADVISER HAS WAIVED MANAGEMENT FEES IN EXCESS OF 0.50% THROUGH DECEMBER 31, 2006. SEE "ADVISERS
          FEE"

     2.   EXPENSES HAVE BEEN ESTIMATED AS A RESULT OF CHANGES IN THE LEVEL OF AVERAGE NET ASSETS AND MAY
          VARY FROM THE AMOUNT PRESENTED IN THIS TABLE.

         COST EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

         The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (as a percentage of net assets) remain the same as shown above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 YEAR      3 YEARS     5 YEARS      10 YEARS
--------------------------------------------------------------------------------
CLIPPER FUND(SM)               $72         $224         $390         $871

The above example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

INVESTMENT OBJECTIVE AND STRATEGIES

         This section takes a closer look at the Fund's investment objective and principal strategies. There can, of course, be no assurance that the Fund will achieve its investment objective.

INVESTMENT OBJECTIVE

         The Fund's investment objective is long-term capital growth and capital preservation. This objective is fundamental and may not be changed without shareholder approval. Certain of the Fund's investment strategies or policies are also fundamental and may not be changed without shareholder approval. The
Fund's Board of Directors (the "Board"), which oversees management of the Fund, may change the Fund's non-fundamental investment strategies or policies in the interest of shareholders without shareholder approval. The Fund's SAI contains further information on these policies. You may request a copy of the SAI, free of charge, by calling (800) 432-2504. The SAI is also available on the Fund's website at WWW.CLIPPERFUND.COM.

INVESTMENT STRATEGIES

         The Adviser uses the Davis Investment Discipline to invest the Fund's assets primarily in common stocks of large companies (generally, companies with market capitalizations of $5 billion or more at the time of initial purchase)
that are trading at prices below the Adviser's estimate of their intrinsic values.

         The Fund has the flexibility to invest a limited portion of its assets in companies of any size, to invest in companies whose shares may be subject to controversy, to invest in foreign securities, and to invest in non-equity securities. See "Other Types of Investments."

THE DAVIS INVESTMENT DISCIPLINE

         The Adviser manages equity funds using the Davis Investment Discipline.
The Adviser conducts extensive research to identify companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value. The Adviser emphasizes individual stock selection and believes that the ability to evaluate management is critical. The Adviser routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain.

         Over the years, the Adviser has developed a list of characteristics that it believes help companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, the Adviser searches for companies that demonstrate a majority or an appropriate mix of these characteristics.

FIRST CLASS MANAGEMENT
     o   Proven track record
     o   Significant personal ownership in business
     o   Intelligent allocation of capital
     o   Smart application of technology to improve business and lower costs

STRONG FINANCIAL CONDITION AND SATISFACTORY PROFITABILITY
     o   Strong balance sheet
     o   Low cost structure
     o   High after-tax returns on capital
     o   High quality of earnings

STRONG COMPETITIVE POSITIONING
     o   Non-obsolescent products / services
     o   Dominant or growing market share
     o   Participation in a growing market
     o   Global presence and brand names

         After determining which companies it wishes to own, the Adviser then turns its analysis to determining the intrinsic value of those companies' common stock. The Adviser seeks common stock which can be purchased at attractive valuations relative to their intrinsic value. The Adviser's goal is to invest in companies for the long term. The Adviser considers selling a company if it believe the stock's market price exceeds the Adviser's estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

OTHER TYPES OF INVESTMENTS

         Although the Fund invests primarily in equity securities, such as stocks and securities convertible into stocks, the Fund may also purchase other kinds of securities; engage in active trading (which would increase portfolio turnover and commission expenses and may increase

taxable distributions); or employ other investment strategies that are not principal investment strategies if, in the Adviser's professional judgment, the securities or investment strategies are appropriate. Factors that the Adviser considers in pursuing these other strategies include whether (i) purchasing such securities would be consistent with shareholders' reasonable expectations; (ii)
they may assist a Fund in pursuing its investment objective; (iii) they are consistent with the Fund's investment strategy; (iv) they will cause the Fund to violate any of its investment restrictions; or (v) they will materially change the Fund's risk profile as described in the Fund's prospectus and Statement of
Additional Information, as amended from time to time. The Statement of
Additional Information discusses these securities and investment strategies.

MANAGEMENT

ADVISER

         Effective January 1, 2006, the Fund's Board of Directors appointed
Davis Selected Advisers, L.P. to serve as investment adviser to the Fund. Davis is located at 2949 East Elvira Road, Suite 101, Tucson Arizona 85706. It is an
independent employee-owned firm founded in 1969 that provides investment advisory services to other mutual funds and institutional and individual clients. As of September 30, 2005, Davis managed approximately $67 billion in assets.

         Davis' appointment must be approved by the Fund's shareholders on or before May 29, 2006. Further details will be provided with a proxy statement for a shareholder meeting currently anticipated to be held in April 2006.

         Davis Selected Advisers-NY, Inc., serves as the sub-adviser for the
Fund. Davis Selected Advisers-NY, Inc.'s offices are located at 609 Fifth
Avenue, New York, New York 10017. Davis Selected Advisers-NY, Inc., provides investment management and research services for the Fund and other institutional clients, and is a wholly owned subsidiary of Davis Selected Advisers, L.P. Davis
Selected Advisers-NY, Inc.'s fee is paid by Davis Selected Advisers, L.P., not the Fund.

         As the Fund's investment adviser, Davis is responsible for investing and reinvesting the Fund's assets, placing orders to buy and sell securities and negotiating brokerage commissions on portfolio transactions. In choosing broker-dealers to handle portfolio securities transactions, Davis seeks to obtain the best price and most favorable execution available. Davis does not use
Fund commissions ("soft dollars") to pay for (i) computer hardware or software, or other electronic communications facilities; (ii) publications, both paper based or electronic that are available to the general public; and (iii)
third-party research services. If Davis determines to purchase such services, it pays for them using its own resources. Davis' portfolio managers may take into account the research resources, as well as the execution capacity, of a brokerage firm in selecting brokers. Thus, transactions may be directed to a brokerage firm which provides (i) important information concerning a company;
(ii) introductions to key company officers; (iii) industry and company conferences; and (iv) other value added research services.

         Davis must adhere to the stated investment objective and policies of the Fund, and is subject to supervision by the Fund's Board. See the SAI for more detailed information about the Board and the Adviser.

ADVISER'S FEE

         For its services Davis receives from the Fund a management fee as follows (expressed as a percentage of the Fund's average daily net assets):
0.65% of assets up to $500 million, 0.60% of assets greater than $500 million and up to $1 billion, 0.55% of assets greater than $1 billion and up to $3 billion, 0.54% of assets greater than $3 billion and up to $4 billion, 0.53% of assets greater than $4 billion and up to $5 billion, 0.52% of assets greater than $5 billion and up to $6 billion, 0.52% of assets greater than $6 billion and up to $7 billion, 0.51% of assets greater than $7 billion and up to $10 billion, and 0.485% of assets greater than $10 billion. For the 12 month period ending December 31, 2006 Davis has agreed to waive management fees in excess of
0.50%.

         From the Fund's inception through December 31, 2005, Pacific Financial
Research, Inc. ("PFR") served as investment adviser to the Fund. For its services PFR received from the Fund a management fee at an annual rate of 1.00%
of the Fund's average daily net assets.

         A discussion regarding the basis for the Board of Directors approving the investment advisory contract with Davis will be available in the Fund's annual report to shareholders for the period ended December 31, 2005.

PORTFOLIO MANAGERS OF THE FUND

         The portfolio managers responsible for overseeing the Fund's investments are Christopher C. Davis and Kenneth C. Feinberg.

         CHRISTOPHER C. DAVIS has served as portfolio manager of the Fund since
January 1, 2006. Mr. Davis has over 16 years experience in investment management and securities research. Mr. Davis joined the Adviser in 1989 after working as a securities analyst, and now leads the portfolio management of the Advisers'
large cap value and financial stock portfolios along with Kenneth C. Feinberg.
He received his M.A. from the University of St. Andrews in Scotland.

         KENNETH C. FEINBERG has served as portfolio manager of the Fund since
January 1, 2006. Mr. Feinberg is a portfolio manager of the Advisers' large cap value and financial stock portfolios along with Christopher C. Davis. He joined the Adviser in 1994. Previously, he was a Vice President at the Continental
Corporation and a Capital and Business Analyst for the General Foods
Corporation. Mr. Feinberg received his M.B.A. from Columbia University and his
B.A. from Johns Hopkins University.

         The SAI provides additional information about the portfolio managers'
compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund shares.

OTHER SERVICE PROVIDERS

         State Street Bank and Trust Company ("State Street") is custodian of the Fund's assets and provides accounting services to the Fund. Its address is
Post Office Box 1713, Mutual Funds Operations-P2N, Boston, Massachusetts 02105.

         Boston Financial Data Services (the "Transfer Agent") is the Fund's
transfer agent. Its address is 330 West 9th Street, 4th Floor, Kansas City, MO
64105.

         Davis Distributors, LLC is the Fund's distributor. Its address is 2949
East Elvira Road, Suite 101, Tucson Arizona, 85706.

         The SAI has more information about the Fund's service providers.

SHAREHOLDER INFORMATION

         This section explains how Fund shares are priced, how to buy and sell shares, the different types of accounts you can establish with the Fund, the services and features you can establish on your account, and account fees and policies that may apply to your account. Account policies (including fees), services, and features may be modified or discontinued without shareholder approval or prior notice.

         As discussed in detail below in connection with requests to purchase and redeem Fund shares, the phrase GOOD ORDER means that the request must include:

         o    Share certificates, if issued;

         o    A letter of instruction specifying the number of shares or dollar amounts to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

         o    A medallion guarantee under the circumstances described in
              "Medallion Guarantees" below; and

         o    Any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodians, corporations, pension and profit sharing plans and other organizations.

         See also "Customer Identification and Anti-Money Laundering" below.

                                       10

INVESTMENT MINIMUMS

                                                                IRA
      MINIMUMS                          REGULAR ACCOUNT       ACCOUNT
      ---------------------------------------------------------------------
      To Open an Account                    $25,000           $4,000
      To Add to an Account                   $1,000            $500

         The Fund may waive its minimum purchase requirement if it considers such waiver to be in the best interests of the Fund and its shareholders. For example, the minimums to open or add to an account are waived for (i) employee benefit plans making purchases through a single account; and (ii) wrap accounts offered by securities firms, fee-based investment advisers or financial planners. Accounts opened through third parties such as broker-dealers or banks may be subject to different minimums for initial and subsequent purchases.

TYPES OF ACCOUNTS

         REGULAR ACCOUNTS

         o    Individual or Joint Ownership. You must include the name, birth date and Social Security number of each owner on the Account
              Application.

         o    Gift or Transfer to Minor (UGMA/UTMA). An UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open this type of an account, you must include the custodian's and minor's names, birth dates, and Social Security numbers on the
              Account Application.

         o    Trust. An established trust can open an account. You must include the name, birth date, and Social Security number of each trustee, together with the name of the trust, and the date of the trust agreement. You must also include a copy of the first, last and signature pages of the trust agreement.

         o    Business Accounts. Corporations or partnerships may also open an account. You must include the name, birth date, and Social
              Security number of each officer on the Account Application. An authorized officer of the corporation or a general partner of the partnership must sign the Application. If you are opening an account for a corporation, a copy of its certified articles of incorporation or its business license must be attached to the
              Application. If you are opening an account for a partnership, a copy of its partnership agreement must be attached.

                                       11

         RETIREMENT ACCOUNTS

         o    Traditional or Roth IRA. Retirement plans protect investment income and capital gains from current taxes. Contributions to these accounts may be tax deductible. Retirement accounts require special account applications. Please refer to the Fund's
              Information Kit on IRAs. You can obtain an IRA Information Kit, along with the Account Application and the prospectus, by calling
              Shareholder Services at 1-800-432-2504 or visiting the Fund's website at WWW.CLIPPERFUND.COM.

         o    Simplified Employee Pension Plan (SEP). SEPs allow small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any other eligible employees.
              Please refer to the Fund's Information Kit on IRAs.

         PURCHASING SHARES DIRECTLY FROM THE FUND

         o    There are no sales charges to purchase shares of the Fund. You do not pay sales commissions or 12b-1 marketing fees.

         o    Your purchase request will be processed at the net asset value per share ("NAV") next calculated after your order is received in
              GOOD ORDER (as defined in "Shareholder Information" above) and accepted by the Fund. In other words, purchase orders received by the close of the regular trading session of the NYSE (4:00 p.m.
              Eastern Time) will be invested at the NAV calculated after the
              NYSE closes on that day; purchase orders received after the close of the NYSE will be executed at the NAV computed on the next day the NYSE is open.

         o    Purchases must be in U.S. dollars.

         o    You may pay for shares of the Fund by check or by wire transfer.

         o    The Fund does not accept cash, credit cards, money orders, starter checks, third-party checks, travelers checks, checks drawn on banks outside the U.S., or other checks deemed to be high risk by the Fund.

         PURCHASING SHARES BY MAIL

         Complete and sign an Account Application and mail it with a check made payable to "CLIPPER FUND, Inc." to the following address:

         Clipper Fund, Inc.
         c/o Boston Financial Data Services, Inc.
         P.O. Box 219152
         Kansas City, MO 64121-9152

         Or via overnight mail:

                                       12

         Clipper Fund, Inc.
         c/o Boston Financial Data Services, Inc.
         330 West 9th Street, 4th Floor
         Kansas City, MO 64105

You can obtain an Account Application along with the prospectus by calling
Shareholder Services at 1-800-432-2504 or visiting the Fund's website at
WWW.CLIPPERFUND.COM.

         PURCHASING SHARES BY WIRE

         You may also purchase shares of the Fund by wiring money from your bank account to your Fund account. Call the Fund at (800) 432-2504 to receive wiring instructions.

PURCHASING (AND REDEEMING) SHARES THROUGH THIRD PARTIES

         o    Shares of the Fund may be purchased through a broker-dealer, bank or other financial intermediary, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (collectively, "Service Agents") which have established shareholder servicing relationships with the
              Fund on behalf of their customers. Service Agents may impose additional or different conditions on purchases or redemptions of
              Fund shares and may charge transaction or other account fees.
              Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. SERVICE AGENTS MAY RECEIVE COMPENSATION FROM THE FUND
              AND/OR THE ADVISER FOR SHAREHOLDER RECORDKEEPING AND SIMILAR
              SERVICES IN AMOUNTS BASED ON THE TOTAL ASSETS OF SUCH FIRMS'
              CUSTOMERS INVESTED IN THE FUND.

         o    Certain Service Agents may enter into agreements with the Fund that permit them to confirm orders for their customers by phone with payment to follow in accordance with the procedures of the
              Fund. If the Fund does not receive payment, the transaction may be cancelled and the Service Agent could be held liable for resulting fees or losses.

         o    Once you have established an account through a Service Agent, any subsequent transactions or inquiries with respect to the account must be made through such Service Agent.

         o    If one mutual fund sponsor provides greater financial assistance than another, your Service Agent may have an incentive to
              recommend one mutual fund complex over another. Please speak with your financial adviser at your Service Agent to learn more about the total amounts paid to your financial adviser and his or her firm by the Fund and/or the Adviser and by sponsors of other mutual funds he or she may recommend to you. You should also review disclosures made by your financial adviser at the time of purchase.

                                       13

AUTOMATIC INVESTMENT PLAN ("AIP")

         Shareholders may choose to participate in the Fund's Automatic
Investment Plan. Once the minimum initial investment has been made ($25,000
Regular; $4,000 IRA), you may elect to purchase shares automatically at regular intervals, subject to a $200 minimum monthly investment. To establish an AIP, you must complete the corresponding section on the Account Application. You may cancel your participation or change the amount of your purchase at any time by calling the Fund at (800) 432-2504 or by written notification. The Fund may modify or terminate this option at any time, or may charge a service fee.

CUSTOMER IDENTIFICATION AND ANTI-MONEY LAUNDERING

         To help the U.S. Government fight the funding of terrorism and money laundering activities, the USA PATRIOT Act of 2001 (the "PATRIOT Act") and
federal regulations require financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens a new account, and to determine, among other things, whether such person's name appears on U.S. Government lists of known or suspected terrorists and terrorist organizations. Accordingly, the following information is required to open an account, whether directly with the Fund or through a Service Agent:

         o    Name;

         o    Date of birth;

         o    Permanent street address (a mailing address containing a P.O. Box will not be accepted for purposes of opening an account); and

         o    Social Security number, taxpayer identification number, or other identifying number.

         ACCOUNTS OPENED DIRECTLY WITH THE FUND

         In order to comply with the PATRIOT Act, the Fund will verify certain information on your Account Application. As requested on the Application, be sure to provide the information listed above. You may be asked to provide certain other documentation (such as a driver's license or a passport) in order to verify your identity. Additional information may be required to open accounts for corporations and other non-natural persons.

         If you do not supply the necessary information, the Fund may not be able to open your account. Please contact the Fund if you need additional assistance when completing your Application. If the Fund is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Fund reserves the right to close your account or take any other action it deems reasonable or required by law.

                                       14

         ACCOUNTS OPENED THROUGH SERVICE AGENTS

         When you open an account through a Service Agent, you will have to provide the same information listed above and any additional information as may be required by your Service Agent. This information is subject to verification by the Service Agent to ensure the identity of all persons opening accounts.

         The ability of the Fund to verify customer identification information through omnibus accounts is limited, and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in money laundering activities through omnibus accounts or to curtail such activities.

SELLING (REDEEMING) SHARES

         o    You may redeem all or a portion of your Fund shares at any time.

         o    Your redemption request will be processed at the NAV next
              calculated after the Fund receives all required documents in GOOD
              ORDER (as defined in "Shareholder Information" above).

         o    If shares are held in certificate form, the certificate must be returned in order to redeem.

         SELLING SHARES BY MAIL

         Send requests to sell shares directly to the Fund at the address referenced above under "Purchasing Shares by Mail." Redemption requests made by fax are not acceptable. The sale price of your shares will be the Fund's NAV next calculated after the Fund receives all required documents in GOOD ORDER.

         SELLING SHARES BY TELEPHONE

         To sell shares by telephone you must:

         o    Pre-establish the telephone redemption privilege and wiring instructions (if applicable) by completing the appropriate section of the Account Application; and

         o    Call the Fund at (800) 432-2504 by the close of the regular trading session of the NYSE (normally 4:00 PM Eastern time).

         The Fund will employ reasonable procedures to confirm that instructions received by telephone are valid. The Fund will not be responsible for any losses resulting from unauthorized transactions when procedures reasonably designed to verify the identity of the caller are followed. PLEASE NOTE THAT THE TELEPHONE
REDEMPTION PRIVILEGE IS NOT AVAILABLE FOR IRA ACCOUNTS.

                                       15

SYSTEMATIC WITHDRAWAL PLAN ("SWP")

         Shareholders with a balance of $25,000 may choose to participate in the
Fund's Systematic Withdrawal Plan. This option allows you to make regular automatic withdrawals from your account. Withdrawals are processed on the 10th day of each month. To establish a SWP, you must complete the corresponding section on the Account Application. You may cancel your participation or change the amount of withdrawal at any time by calling the Fund at (800) 432-2504 or by written notification. The Fund may modify or terminate this option at any time, or may charge a service fee.

MEDALLION GUARANTEES

         A medallion guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers and is REQUIRED if any of the following is applicable:

         o    You request a redemption by check that exceeds $100,000.

         o    You would like a check made payable to anyone other than the shareholder(s) of record.

         o    You would like a check mailed to an address which has been changed within 30 days of the redemption request.

         o    You would like a check mailed to an address other than the address of record.

         o    Establishing certain services after the account is opened.

         The Fund reserves the right to require a medallion guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.
See "Emergency Circumstances" below.

         Medallion guarantees can be obtained from most domestic banks, credit unions or savings associations, or from broker-dealers, national securities exchanges, registered securities exchanges, registered securities associations, clearing agencies, or other financial institutions that participate in a
Medallion program recognized by the Securities Transfer Association. If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

         NOTARY PUBLICS CANNOT PROVIDE MEDALLION GUARANTEES.

INVOLUNTARY REDEMPTION

         The Fund reserves the right to redeem the shares held in any account if the account balance falls below the minimum initial investment requirement. Your account will not be closed if the drop below the minimum initial investment requirement is due to share price fluctuations. You will be given at least 60 days' written notice before involuntary redemptions are made. You may purchase shares to bring your account balance above the minimum during the 60-day grace period.

                                       16

REDEMPTIONS-IN-KIND

         The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of calculating the Fund's NAV. If a payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash.

ADDITIONAL REDEMPTION INFORMATION

         Payment for redeemed shares will normally be made on the next business day after redemption, but no later than seven days after the transaction.
However, redemption proceeds for newly purchased shares may be delayed up to fifteen days after the purchase of the shares, pending verification that your check has cleared. Please note that the Fund seeks to prohibit short-term trading, as described under "Frequent Purchases and Redemptions of Fund Shares"
below, and if you redeem newly purchased shares, the Fund reserves the right to reject any further purchase orders from you.

         The Transfer Agent will wire redemption proceeds only to a pre-established bank account. During periods of significant economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the Fund by telephone at (800) 432-2504, the redemption request may be delivered to the Fund at the address referenced above under "Purchasing
Shares by Mail."

HOW FUND SHARES ARE PRICED

         o    The Fund's share price, or NAV, changes daily. The price of shares you wish to purchase or redeem will be determined the next time the Fund's share price is calculated after the Fund receives your request in GOOD ORDER (as defined in "Shareholder
              Information" above).

         o    The Fund's share price is calculated by dividing the value of all securities and other assets owned by the Fund, less the
              liabilities of the Fund, by the number of Fund shares
              outstanding.

         o    The Fund's share price is calculated as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m.
              Eastern Time) every day the NYSE is open.

         o    The Fund's share price will not be calculated on holidays the
              NYSE observes, including New Year's Day, Martin Luther King, Jr.
              Day, Presidents' Day, Good Friday, Memorial Day, Independence
              Day, Labor Day, Thanksgiving Day and Christmas Day. NYSE holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving and Christmas.

                                       17

         o    The Fund's investments are primarily valued using market
              quotations. Debt securities (other than short-term instruments)
              are valued at prices furnished by a pricing service, subject to review and possible revision by the Adviser. Short term
              instruments maturing within 60 days are valued at either original cost or amortized cost, both of which approximate current market value.

         o    If market prices are not readily available for any securities in which the Fund has invested, those securities will be valued at fair value by or under the supervision of the Fund's Board of
              Directors and in accordance with Board-approved Pricing Policies and Procedures. These circumstances include, among others, the lack of available quotations for restricted or illiquid
              securities; trading halts in securities; and the Adviser's determination that a significant event has occurred after the close of a security's primary exchange or market (for example, a foreign exchange or market), but before the time the Fund's share price is calculated, which will have a material effect on the value of the security.

         o    Despite the Fund's best efforts, there is an inherent risk that the fair value price of an investment may be higher or lower than the price the Fund would have received if it had sold the
              investment.

         See the SAI for more detailed information.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

         The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculation on short-term market movements. Short-term trading ("market timing") involves frequent purchases and redemptions of Fund shares and may harm long-term shareholders of the Fund by diluting the value of Fund shares held by long-term shareholders, interfering in the efficient management of the Fund's portfolio, and increasing brokerage and administrative costs. Accordingly, the Fund's Board has adopted a policy pursuant to which the Fund seeks to prohibit market timing. The Fund or its agents may reject, without any prior notice, any purchase orders by any investor or group of investors, including purchase orders that the Fund or its agents believe are attributable to market timers or are otherwise excessive or potentially disruptive to the Fund. Orders placed by investors in violation of the excessive trading policies may be revoked or cancelled, without prior notice, by the Fund on the next business day after receipt of the order.
Transactions placed by shareholders through omnibus accounts held by financial intermediaries may be rejected, without prior notice, in whole or in part by the
Fund.

         Steps that the Fund has taken to identify and discourage frequent trading include periodically reviewing individual shareholder trading activity to identify shareholders who are making excessive transactions or otherwise trading inappropriately. However, due to the complexity and subjectivity involved in identifying market timing or excessive trading activity, the variety of strategies to avoid detection, and the volume of Fund shareholder transactions, there can be no guarantee that the Fund will be able to identify and restrict shareholders engaged in such activity. Additionally, the Fund may be unable to monitor the trading activity of beneficial owners of Fund shares who hold those shares through third-party 401(k) and other

                                       18

group retirement plans and other omnibus arrangements maintained by broker-dealers and other financial intermediaries. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase and redeem Fund shares without the identities of the individual shareholders being known to the Fund. Accordingly, the ability of the
Fund to monitor and detect excessive trading activity through omnibus accounts is very limited, and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in such activity through omnibus accounts or to curtail such trading.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

         In addition to any increase in the value of shares which the Fund may achieve, you may receive dividends and capital gain distributions from the Fund.

DIVIDENDS

         Dividends from stocks and interest earned from other investments are the Fund's main sources of investment income. The Fund intends to distribute substantially all of its income, less expenses, at least annually as dividends to shareholders.

CAPITAL GAINS

         When the Fund sells portfolio securities it may realize a capital gain or loss, depending on whether the security is sold for more or less than its adjusted cost basis. Net realized capital gains, if any, will be distributed at least annually.

BUYING A DIVIDEND

         Purchasing shares of the Fund shortly before it makes dividends or capital gain distributions will have the effect of reducing the share price by the amount of the distribution. This is sometimes referred to as "buying a dividend" because although the distribution is in effect a return of a portion of the purchase price, it is taxable.

         Unless you are investing in a tax-deferred account such as an IRA, you may want to consider waiting to invest until after the Fund makes a distribution.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

         Dividends and capital gain distributions made by the Fund are automatically applied to purchase additional shares of the Fund at the share price on the payable date unless you elect to have distributions paid to you in cash. You may change whether distributions are reinvested or paid in cash at any time by contacting the Fund. Changes will be effective for distributions with a record date on or after the date the Fund receives your request.

TAXES

         Dividends paid from the Fund's net investment income and net short-term capital gains generally will be taxable as ordinary income, whether paid in cash or reinvested as additional shares. A portion of the dividends paid from the net investment income of the Fund may

                                       19

constitute "qualified dividends" eligible for the maximum federal income tax rate of 15%. The Fund will inform shareholders of any portion of its dividends that constitutes "qualified dividends."

         Distributions paid from the Fund's long-term capital gains and designated as capital gain distributions generally are taxable as long-term capital gains, regardless of the length of time you held your shares.

         Gain or loss upon the sale of the Fund's shares will be treated as a capital gain or loss, provided that (as is usually the case) the shares represented a capital asset of the shareholder. The gain or loss will be considered long-term if you have held the shares for more than one year. The gain or loss on shares held for one year or less will be considered short-term and taxed at the same rates as ordinary income.

         In January, you will be sent Form 1099-DIV, which includes information about the tax status of any dividend and capital gain distributions made to you during the previous year. This information is also reported to the Internal
Revenue Service ("IRS").

         To the extent the Fund invests in foreign securities, it may be required to pay withholding and other taxes imposed by foreign countries.

         THIS PROSPECTUS GIVES ONLY GENERAL TAX INFORMATION. BEFORE YOU INVEST,
CONSULT YOUR TAX ADVISER ON FEDERAL, STATE AND LOCAL TAX CONSIDERATIONS FOR YOUR
SPECIFIC SITUATION.

OTHER SHAREHOLDER INFORMATION

SOCIAL SECURITY NUMBER/TAXPAYER IDENTIFICATION NUMBER

         The Fund is required to withhold and remit to the U.S. Treasury a percentage of dividend payments, capital gain distributions, and redemption proceeds at a rate set forth in applicable IRS rules and regulations for certain shareholders who have not certified that the Social Security number or taxpayer identification number ("TIN") they have supplied is correct and that they are not subject to backup withholding because of previous underreporting to the IRS.
This backup withholding requirement generally does not apply to shareholders that are corporations or certain tax-exempt organizations.

         To avoid backup withholding you must certify on the Account Application that your Social Security number or TIN is correct and that you are not subject to backup withholding.

STATEMENTS AND REPORTS

         The Fund sends confirmation statements after each transaction affecting your share balance and/or account registration. An annual statement is sent detailing any dividends or distributions. The Fund also sends quarterly reports which provide, among other things, a list of the Fund's portfolio holdings.

                                       20

HOUSEHOLD MAILINGS

         To reduce Fund expenses, the Fund attempts to identify related shareholders within a household and to send only one copy of a shareholder report or prospectus per household.

         If you do not want the mailing of shareholder reports and prospectuses combined with other members in your household, contact the Fund at
1-800-432-2504 and your request will become effective within 30 days.

DISCLOSURE OF PORTFOLIO HOLDINGS

         The Fund's portfolio holdings are published and mailed to shareholders twice a year in the annual and semi-annual reports which are mailed approximately 60 days after the end of the Fund's second and fourth fiscal quarters. In addition, the Fund publishes its portfolio holdings on its website
(and the SEC website) approximately sixty days after the end of each fiscal quarter. Other information concerning the Funds' portfolio holdings may also be published on the Clipper Funds' website from time to time.

EMERGENCY CIRCUMSTANCES

         The Fund may, in case of emergency, temporarily suspend telephone transactions and other shareholder services. It may be difficult to reach the
Fund by telephone during periods of substantial economic or market change or in emergency situations. Under these circumstances, you may wish to consider purchasing or redeeming shares by mail or overnight express delivery. The Fund can suspend redemptions and/or delay payments of redemption proceeds when the
New York Stock Exchange is closed due to financial conditions or during emergency circumstances, as determined by the Securities and Exchange Commission
("SEC").

STATEMENT OF ADDITIONAL INFORMATION (SAI)

         The Fund's SAI has been filed with the SEC and is incorporated in this prospectus by reference, which means it is legally considered part of this prospectus. It contains more details on all aspects of the Fund. You may request a copy of the SAI, free of charge, by calling Shareholder Services at
1-800-432-2504. The SAI is also available on the Fund's website at
WWW.CLIPPERFUND.COM.

FINANCIAL HIGHLIGHTS

         The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information, for the years ended December 31, 2003 and
December 31, 2004, has been audited by PricewaterhouseCoopers, LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report to Shareholders, and is incorporated by reference in the SAI. The financial highlights for the years preceding 2003 were audited by another independent registered public accounting firm whose reports expressed unqualified opinions on those statements.

                                       21

         The Annual Report and the Semi-Annual Report to Shareholders and the
Fund's financial statements are available, free of charge, by contacting the
Fund at 1-800-432-2504.

                                       22

                                                                                   YEAR ENDED DECEMBER 31,

                                                                       2004      2003     2002       2001     2000
                                                                       ----      ----     ----       ----     ----

PER SHARE DATA:
Net asset value,
   beginning of year                                                  $87.97    $75.73   $83.53     $79.25    $65.28

Income (loss) from investment operations:
   Net investment
   income................................................               0.58      0.72     1.05       1.08      1.83
   Net realized and unrealized gains (loss) on
   investments.........................................,,               4.51     13.87    (5.65)      7.03     22.40
                                                                        ----     -----    ------      ----     -----
Total income (loss)
   from investment operations............................               5.09     14.59    (4.60)      8.11     24.23

Less distributions:
   Distributions from net investment income..............              (0.57)    (0.73)   (1.05)     (1.08)    (1.86)

   Distributions of Return of capital....................                  -         -        -          -     (0.02)

   Distributions from net realized gain
   on investments........................................              (2.81)    (1.62)   (2.15)     (2.75)    (8.38)
                                                                       ------    ------   ------     ------    ------

Net asset value, end of year                                          $89.68    $87.97   $75.73     $83.53    $79.25

TOTAL RETURN.............................................                5.9%     19.3%    (5.5%)     10.3%     37.4%

RATIOS AND SUPPLEMENTAL DATA:
   Net Assets, ($000,000s) end of year...................             $7,208    $6,963   $5,002     $2,685    $1,366
   Ratio of expenses to average net assets:
   Gross of expense reduction............................               1.12%     1.13%    1.12%      1.12%     1.11%
   Net of expense reductions.............................               1.12%     1.12%    1.07%      1.08%     1.09%
   Ratio of net investment income to average net
   assets................................................               0.65%     0.98%    1.60%      1.72%     2.88%
   Portfolio turnover rate...............................                 19%       25%      48%        23%       46%
   Number of shares outstanding at end
   of year (000s)........................................             80,374    79,162   66,050     32,144    17,241

                                       23

SHAREHOLDER PRIVACY NOTICE

Clipper FundSM (the "Fund") collects nonpublic personal information about its shareholders in the ordinary course of establishing and servicing their accounts. Nonpublic personal information means personally identifiable financial information which is not publicly available and any list, description, or other grouping of shareholders that is derived using such information. For example, it includes your address, social security number, account balance, income, investment activity, and bank account information. We collect this information from the following sources:

         o    Information we receive from you on applications or other forms;

         o    Information about your transactions with others, such as your financial adviser and other such intermediaries.

         We do not disclose nonpublic personal information about you or your account(s) to anyone unless one of the following conditions is met:

         o    We receive your prior written consent;

         o    We believe the recipient is your authorized representative;

         o    We are permitted by law to disclose the information to the recipient in order to service your account(s); or

         o    We are required by law to disclose information to the recipient.

         If you decide to close your account(s), we will continue to adhere to the privacy policies and practices as described in this notice.

         If you hold shares of the Fund through a financial intermediary, such as a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will also govern how your nonpublic personal information will be shared with other parties.

         We restrict access to your personal and account information to those employees who need to know that information to service your account(s). The Fund maintains physical, electronic, and procedural safeguards to protect your nonpublic personal information.

                                       24

FOR MORE INFORMATION

For investors who want more information about the Fund,
the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL/QUARTERLY REPORTS

Additional information about the Fund's investments is available in the Fund's
Annual, Semi-Annual and Quarterly Reports to shareholders. The Fund's Annual
Report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODE OF ETHICS

The SAI provides more detailed information about the Fund and is incorporated into (and thus is legally a part of) this prospectus. The Code of Ethics describes the personal investing policies adopted by the Fund and the Adviser.

You can get free copies of the Fund's shareholder reports and the SAI and request other information about the Fund by contacting the Fund at:

Clipper Fund(SM)

2949 East Elvira Road, Suite 101

Tucson Arizona, 85706

Telephone: 1-800-432-2504

Internet: www.clipperfund.com

The Fund's shareholder reports, SAI, Code of Ethics, and other information are available at the SEC's Public Reference Room in Washington D.C. (1-202-942-8090)
or on the EDGAR database on the SEC's Internet site at www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by sending an
e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference
Section, Washington, D.C. 20549-0102.

Investment Company File No. 811-3931

                              [CLIPPER FUND LOGO]

                                   PROSPECTUS
                                   MAY 1, 2005
                         As Supplemented January 9, 2006